Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•	was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was 90 days or more past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of April 30, 2017, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date. The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,050,881 to be capitalized as of the statistical disclosure date. Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding. The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans. For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan. The following tables reflect those loan segments within the number of loans. In addition, 15 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction. Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF

THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$765,421,002
Aggregate Outstanding Principal Balance – Treasury Bill	$97,803,150
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	12.78%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$667,617,852
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	87.22%
Number of Borrowers	30,033
Average Outstanding Principal Balance Per Borrower	$25,486
Number of Loans	51,030
Average Outstanding Principal Balance Per Loan – Treasury Bill	$27,496
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$14,063
Weighted Average Remaining Term to Scheduled Maturity	179 months
Weighted Average Annual Interest Rate	4.89%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future. See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments. The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date. See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY BORROWER INTEREST RATES AS OF THE STATISTICAL

DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	4,042	$44,185,109	5.8%
3.01% to 3.50%	7,241	84,339,294	11.0
3.51% to 4.00%	9,258	127,439,839	16.6
4.01% to 4.50%	16,373	210,335,655	27.5
4.51% to 5.00%	7,019	107,084,200	14.0
5.01% to 5.50%	1,144	24,548,839	3.2
5.51% to 6.00%	572	13,251,558	1.7
6.01% to 6.50%	555	16,543,116	2.2
6.51% to 7.00%	585	14,509,340	1.9
7.01% to 7.50%	507	12,854,620	1.7
7.51% to 8.00%	1,661	41,960,634	5.5
8.01% to 8.50%	945	27,436,914	3.6
Equal to or greater than 8.51%	1,128	40,931,883	5.3

Total	51,030	$765,421,002	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date. Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date. See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY

OUTSTANDING PRINCIPAL BALANCE PER BORROWER

AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	6,611	$13,546,099	1.8%
$5,000.00-$9,999.99	5,180	39,744,024	5.2
$10,000.00-$14,999.99	4,042	49,391,476	6.5
$15,000.00-$19,999.99	2,506	43,563,811	5.7
$20,000.00-$24,999.99	2,211	49,694,374	6.5
$25,000.00-$29,999.99	1,650	45,035,581	5.9
$30,000.00-$34,999.99	1,189	38,410,088	5.0
$35,000.00-$39,999.99	924	34,619,560	4.5
$40,000.00-$44,999.99	829	35,214,389	4.6
$45,000.00-$49,999.99	681	32,248,299	4.2
$50,000.00-$54,999.99	557	29,231,783	3.8
$55,000.00-$59,999.99	510	29,283,443	3.8
$60,000.00-$64,999.99	390	24,316,694	3.2
$65,000.00-$69,999.99	347	23,445,830	3.1
$70,000.00-$74,999.99	305	22,080,309	2.9
$75,000.00-$79,999.99	234	18,107,779	2.4
$80,000.00-$84,999.99	245	20,181,100	2.6
$85,000.00-$89,999.99	181	15,802,180	2.1
$90,000.00-$94,999.99	166	15,356,392	2.0
$95,000.00-$99,999.99	149	14,502,624	1.9
$100,000.00 and above	1,126	171,645,167	22.4

Total	30,033	$765,421,002	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY DELINQUENCY STATUS AS OF THE

STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	48,970	$716,880,817	93.7%
31-60 days	761	18,709,532	2.4
61-90 days	342	7,101,351	0.9
91-120 days	209	5,119,144	0.7
121-150 days	172	3,673,029	0.5
151-180 days	132	3,165,285	0.4
181-210 days	102	2,520,601	0.3
Greater than 210 days	342	8,251,242	1.1

Total	51,030	$765,421,002	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY REMAINING TERM TO SCHEDULED MATURITY

AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	71	$32,573	*
4 to12	543	467,258	0.1%
13 to 24	5,028	4,866,213	0.6
25 to 36	2,207	5,843,799	0.8
37 to 48	1,869	7,220,657	0.9
49 to 60	1,412	7,543,482	1.0
61 to 72	1,595	10,825,607	1.4
73 to 84	7,931	45,619,821	6.0
85 to 96	2,772	22,101,995	2.9
97 to 108	2,158	20,297,543	2.7
109 to 120	1,675	19,830,298	2.6
121 to 132	2,992	58,322,779	7.6
133 to 144	5,453	84,813,746	11.1
145 to 156	2,217	43,519,668	5.7
157 to 168	1,502	31,958,825	4.2
169 to 180	1,078	23,579,056	3.1
181 to 192	1,032	26,098,195	3.4
193 to 204	3,454	91,756,753	12.0
205 to 216	1,328	41,513,806	5.4
217 to 228	1,013	35,469,330	4.6
229 to 240	965	36,131,719	4.7
241 to 252	575	23,632,414	3.1
253 to 264	547	25,763,667	3.4
265 to 276	448	20,338,324	2.7
277 to 288	223	11,386,810	1.5
289 to 300	323	17,659,956	2.3
301 to 312	180	13,465,874	1.8
313 to 324	104	7,603,212	1.0
325 to 336	49	3,758,435	0.5
337 to 348	62	4,326,716	0.6
349 to 360	148	13,581,612	1.8
361 and above	76	6,090,862	0.8

Total	51,030	$765,421,002	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future. See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY CURRENT BORROWER PAYMENT STATUS

AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	1,759	$32,648,589	4.3%
Forbearance	2,356	58,915,100	7.7
Repayment
First year in repayment	637	26,365,534	3.4
Second year in repayment	519	17,426,202	2.3
Third year in repayment	602	19,935,727	2.6
More than 3 years in repayment	45,157	610,129,850	79.7

Total	51,030	$765,421,002	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date. The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 114.8 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN

STATUS OF THE TRUST STUDENT LOANS BY

CURRENT BORROWER PAYMENT STATUS AS OF THE

STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	16.9	—	210.1
Forbearance	—	4.4	209.6
Repayment	—	—	174.0

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future. Of the $32,648,589 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $22,397,322 or approximately 68.6% of such loans are to borrowers who had not graduated as of that date. We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs. As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans. See Appendix A to the preliminary remarketing memorandum.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS

AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	404	$6,966,567	0.9%
Alaska	109	1,444,154	0.2
Arizona	1,152	19,678,728	2.6
Arkansas	293	4,362,846	0.6
California	4,878	84,956,703	11.1
Colorado	838	9,779,224	1.3
Connecticut	975	12,940,558	1.7
Delaware	148	2,211,855	0.3
District of Columbia	204	3,640,934	0.5
Florida	2,911	55,856,230	7.3
Georgia	1,502	25,852,662	3.4
Hawaii	194	2,368,604	0.3
Idaho	173	2,471,080	0.3
Illinois	2,494	34,408,904	4.5
Indiana	1,556	20,092,211	2.6
Iowa	230	3,222,312	0.4
Kansas	873	10,656,373	1.4
Kentucky	361	5,319,969	0.7
Louisiana	1,632	26,172,986	3.4
Maine	209	3,056,749	0.4
Maryland	1,375	22,967,766	3.0
Massachusetts	1,878	22,636,680	3.0
Michigan	1,101	19,088,889	2.5
Minnesota	740	10,750,689	1.4
Mississippi	434	7,095,012	0.9
Missouri	1,068	13,982,982	1.8
Montana	102	1,370,685	0.2
Nebraska	96	1,142,447	0.1
Nevada	301	4,512,476	0.6
New Hampshire	372	4,998,659	0.7
New Jersey	1,567	22,416,443	2.9
New Mexico	169	2,921,844	0.4
New York	4,391	58,846,203	7.7
North Carolina	1,116	17,332,784	2.3
North Dakota	30	570,444	0.1
Ohio	329	5,957,949	0.8
Oklahoma	1,065	14,750,321	1.9
Oregon	828	12,063,889	1.6
Pennsylvania	2,151	31,677,159	4.1
Rhode Island	185	2,863,412	0.4
South Carolina	483	7,954,458	1.0
South Dakota	44	473,027	0.1
Tennessee	867	13,795,350	1.8
Texas	4,350	65,521,045	8.6
Utah	144	1,964,905	0.3
Vermont	86	956,247	0.1
Virginia	1,587	20,919,666	2.7
Washington	1,605	19,906,235	2.6
West Virginia	244	3,445,454	0.5
Wisconsin	685	8,618,572	1.1
Wyoming	50	453,400	0.1
Other	451	8,006,257	1.0

Total	51,030	$765,421,002	100.0%

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments. Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan. The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance. Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans. For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans. Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans. Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis. The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income. Under that plan, ultimate repayment may be delayed up to five years. Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans. These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT

TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	29,073	$338,234,419	44.2%
Other Repayment Options(1)	18,894	329,814,220	43.1
Income-driven Repayment(2)	3,063	97,372,363	12.7

Total	51,030	$765,421,002	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.
(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 526 loans with an aggregate outstanding principal balance of $19,086,602 currently in an interest-only period. These interest-only loans represent approximately 2.5% of the aggregate outstanding principal balance of the trust student loans. Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date. If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN

TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	24,968	$320,950,672	41.9%
Unsubsidized	26,062	444,470,330	58.1

Total	51,030	$765,421,002	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY DATE OF DISBURSEMENT AS OF

THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	92	$2,818,525	0.4%
October 1, 1993 through June 30, 2006	50,938	762,602,477	99.6
July 1, 2006 and later	0	0	0.0

Total	51,030	$765,421,002	100.0%

Guaranty Agencies for the Trust Student Loans. The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY GUARANTY AGENCY AS OF

THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	2,080	$23,942,194	3.1%
College Assist	25	679,597	0.1
Educational Credit Management Corporation	1,371	22,263,372	2.9
Great Lakes Higher Education Corporation	522	10,837,632	1.4
Illinois Student Assistance Comm	2,083	25,316,767	3.3
Kentucky Higher Educ. Asst. Auth.	238	2,922,466	0.4
Lousiana Office Of Student Financial Asst	259	3,659,312	0.5
Michigan Guaranty Agency	731	9,928,946	1.3
Montana Guaranteed Student Ln Prog	5	40,679	*
New Jersey Higher Ed Student Assistance Authority	1,926	19,874,230	2.6
New York State Higher Ed Services Corp	6,368	78,251,716	10.2
Northwest Education Loan Association	3,944	49,593,999	6.5
Oklahoma Guaranteed Stud Loan Prog	1,105	14,029,370	1.8
Pennsylvania Higher Education Assistance Agency	4,573	59,563,959	7.8
Texas Guaranteed Student Loan Corp	3,162	49,145,215	6.4
United Student Aid Funds, Inc.	22,638	395,371,548	51.7

Total	51,030	$765,421,002	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.